SUPPLEMENT DATED DECEMBER 15, 2010
TO THE PROSPECTUSES FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITY
PRINCIPAL FLEXIBLE VARIABLE ANNUITY
DATED MAY 1, 2010

Effective December 15, 2010, this supplement updates information in the prospectuses dated May 1,
2010, for the variable annuity contracts (each a “Contract”) referenced above, each of which is issued by
Principal Life Insurance Company (the “Company”, “we”, “us”, or “our”) through its Principal Life
Insurance Company Separate Account B. This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at
Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382 or call us at 1-800-852-4450 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in your prospectus.

1.	SEPARATE ACCOUNT DIVISION ADDITION

Addition of Invesco Capital Development Division

Effective on or about April 29, 2011, the Invesco Capital Development Division will be added as an investment option to the Principal Flexible Variable Annuity.

Please add the following under “Invesco Variable Insurance Funds – Series I” on the first page of the
Principal Flexible Variable Annuity prospectus:

.	Capital Development Fund

The following information is hereby added to the “TABLE OF SEPARATE ACCOUNT DIVISIONS”
section of the Principal Flexible Variable Annuity prospectus:

Invesco Capital Development Division (effective on or about April 29, 2011)

	Invests in:	Invesco V.I. Capital Development Fund – Series I Shares
	Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:		seeks long-term growth of capital.

The prospectus for the mutual fund in which this division will invest will be included with your
Contract’s prospectus dated May 1, 2011.

2.	SEPARATE ACCOUNT DIVISION MERGERS

(a)	Merger of LargeCap Value III Division into Equity Income Division (affecting both Principal
Investment Plus Variable Annuity and Principal Flexible Variable Annuity)

On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”)
approved the acquisition of the assets of PVC’s LargeCap Value Account III by PVC’s Equity Income
Account (the “PVC Merger”). Your Contract’s LargeCap Value III Division invests in PVC’s LargeCap
Value Account III. Your Contract’s Equity Income Division invests in PVC’s Equity Income Account.
Consequently, your Contract’s LargeCap Value III Division will merge into the Equity Income Division.

The PVC Merger requires approval by the LargeCap Value Account III shareholders and will be submitted to the shareholders for their consideration at a meeting tentatively scheduled for February 28,
2011 (the “PVC Shareholder Meeting”). If the shareholders approve the PVC Merger, the acquisition is expected to occur on or about April 29, 2011.

Prior to the PVC Shareholder Meeting, Contract owners who have invested in the LargeCap Value III
Division as of a date to be determined by the PVC Board of Directors (the “PVC Record Date Contract
Owners”) will receive a notice of the PVC Shareholder Meeting, a proxy statement, and a voting instruction form. Each PVC Record Date Contract Owner is entitled to instruct the Company how to vote the number of shares related to its interest in the LargeCap Value III Division. The Company will vote shares for which properly executed instructions are not received in the same proportion as it votes shares for which it did receive properly executed instructions.

Upon consummation of the PVC Merger, Contract values remaining in the LargeCap Value III Division will be transferred to the Equity Income Division. The LargeCap Value III Division will then be eliminated.

(b)	Merger of Invesco Dynamics Division into Invesco Capital Development Division (affecting
Principal Flexible Variable Annuity only)

Following a series of meetings in September and October, 2010, the Board of Trustees of the Invesco
Funds approved the acquisition of the assets of the Invesco Dynamics Fund by the Invesco Capital
Development Fund (the “Invesco Merger”). Your Principal Flexible Variable Annuity Contract’s Invesco
Dynamics Division invests in the Invesco Dynamics Fund. Your Principal Flexible Variable Annuity
Contract’s Invesco Capital Development Division invests in the Invesco Capital Development Fund.
Consequently, your Principal Flexible Variable Annuity Contract’s Invesco Dynamics Division will merge into the Invesco Capital Development Division.

The Invesco Merger requires approval by the Invesco V.I. Dynamics Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011 (the
“Invesco Shareholder Meeting”). If the shareholders approve the proposal, the acquisition is expected to occur soon after the meeting.

Prior to the Invesco Shareholder Meeting, Contract owners who have invested in the Invesco Dynamics
Division as of a date to be determined by the Board of Trustees of the Invesco Funds (the “Invesco
Record Date Contract Owners”) will receive a notice of the Invesco Shareholder Meeting, a proxy statement, and a voting instruction form. Each Invesco Record Date Contract Owner is entitled to instruct the Company how to vote the number of shares related to its interest in the Invesco Dynamics Division.
The Company will vote shares for which properly executed instructions are not received in the same proportion as it votes shares for which it did receive properly executed instructions.

Upon consummation of the Invesco Merger, Contract values remaining in the Invesco Dynamics Division will be transferred to the Invesco Capital Development Division. The Invesco Dynamics Division will then be eliminated.

(c) Additional Information Related to the PVC Merger (affecting both Principal Investment Plus
Variable Annuity and Principal Flexible Variable Annuity) and the Invesco Merger (affecting Principal
Flexible Variable Annuity only)

(i) Contract Values. Both the PVC Merger and the Invesco Merger (collectively, the
“Mergers”) will take place at simple relative net asset value with no change in the amount of any
Contract owner’s accumulated value or in the dollar value of its investment in the Company’s
Principal Life Insurance Company Separate Account B.

(ii) No New or Additional Fees or Expenses. Contract owners will not incur any fees or expenses as a result of the Mergers, nor will their rights or the Company’s obligations under any
Contract be altered in any way. The Mergers will not increase any Contract’s fees or expenses.

THIS SUPPLEMENT SHOULD BE READ AND
RETAINED FOR FUTURE REFERENCE

Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
1-800-852-4450